UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported) June 14, 2004

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	38-0572515
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

ITEM 9. Regulation Disclosure
SIGNATURES

ITEM 9. Regulation Disclosure

General Motors Corporation (GM) issued the following press release and charts in connection with a meeting with securities analysts and investors, held in Detroit, Michigan on Monday, June 14, 2004.

# # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: June 14, 2004	By:	/s/PETER R. BIBLE.
(Peter R. Bible, Chief Accounting Officer)

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	1

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal,” “project,” “priorities/targets” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described In GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	2

Global Business Environment

Paul Ballew
Executive Director,
Global Market and Industry Analysis

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	3

Global Economy in 2004-2005

Global economic recovery has accelerated, although some headwinds have developed

U.S. economy continues to grow briskly at 4-5%

European economies are slowly improving

Asia-Pacific region led by China continues to grow robustly

Latin America and Middle East economies continue to recover

Economic Environment: Not Ideal But Improving

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

Global Real GDP Growth Outlook

©2004 General Motors Corporation. All Rights. Reserved	4

5% 4% 3% 2% 1% 0% 2.7 1.2 2.1 1.6 3.2 2.6 3.7 3.6 2.1 3.9 3.5 1.1 1.8 2.7 3.7 3.3 1990 2003 ’04 ’05

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	5

Automotive Industry Outlook

Global vehicle sales on pace for a record 61 million units

Sales on calendar-year-to-date basis are up a brisk 7%

Pricing remains challenging

     — But in line with expectations and offset in part by mix

Sales outlook unchanged

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	6

Global Industry — May CYTD

Units (000’s) % Change 2003 vs. 2004 N/A Europe LAAM AP Total Global 8,329 8,924 1,610 7,180 26,043 3.7% 7.3% 15.1% 9.4% 7.1%

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	7

Global Industry Outlook

Units in Millions 2001 2002 2003 Forecast 2004 Global NA U.S. Europe LAAM AP 57.1 20.3 17.5 19.7 3.9 13.1 57.6 20.1 17.1 19.3 3.6 14.5 58.6 19.8 17.0 19.5 3.6 15.7 61.1 20.2 17.2 20.2 3.8 17.0

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	8

Global and Regional GM Share Performance May 2004 CYTD

GM Volume GM Share 2004 (000’s) $ Chg. vs. ’03 2004 % Pts. Chg. vs. ’03 Global NA Europe LAAM AP 3,679 2,209 842 271 358 7.4 3.5 8.6 24.6 19.6 14.1 26.5 9.4 16.8 5.0 0.0 (0.1) 0.1 1.3 0.4

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	9

Global New Vehicle Sales

Units in Millions Annual Growth of 2.9% for 2003-2010 2003: 59 Million Units 80 70 60 50 40 30 20 10 0 2010: 71 Million Units 1945 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	10

Global New Vehicle Sales Revenue

$U.S. Billions, Nominal Industry Growth: CAGR 1980-2003 2003-2010 Revenue Unit Sales 6.3% 2.1% 6.4% 2.9% 2003: $1.3 Trillion 2010: $2.0 Trillion 2,000 1,500 1,000 500 0 1980 1985 1990 1995 2000 2005 2010

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	11

U.S. Vehicle Transaction Price — Industry Average

$28,000 $26,000 $24,000 $22,000 $20,000 $20,876 $21,962 $22,982 $23,589 $24,949 $25,799 $26,249 $27,023 1995 1996 1997 1998 1999 2000 2001 2002 2003

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	12

Global Industry Faces Some Headwinds

Legitimate headwinds exist and are causing some uncertainty in the medium term

     — Need to put these in context and critically view their impact

Key risks are

     — Higher interest rates

          — Transitions to more sustainable growth rates are occurring in the two most important markets (U.S. & China)

     — Higher fuel prices

Bottom Line: Headwinds are Present but Should Not Derail the Global Expansion

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	13

U.S. Fed Funds Rate

History Forecast Outlook is for a Return to More Normal Levels 9% 8% 7% 6% 5% 4% 3% 2% 1% 0% 1990 2003 ’04 ’05

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	14

U.S. Vehicle Payment as a Percentage of Monthly Household Income

Despite Increases in Interest Rates, Vehicle Affordability
is Expected to Remain Close to Record Levels

9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%

April 2004 = 6.26%

Aug 2000
Aug 2001
Aug 2002
Aug 2003
Aug 2004

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	15

U.S. Gasoline Prices

$ Per Gallon

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
0
Nominal $ – Actual
Nominal $ – Forecast
Real 2004 $ – Actual
Real 2004 $ – Forecast

Forecast$/Gallon
2004
2005

Nominal
Real

1.81
1.81

1.71
1.67

1919        2005

Sources: U.S. Energy Information Administration, General Motors

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	16

Change in the Price of Gasoline and Other Consumer Items Between 1982-1984 and April 2004

New Vehicles    37%
Gasoline    52%
Personal Care Products    55%
Beer, Ale & Malt Beverages at Home    74%
Meats    79%
Food Away From Home    86%
All Items    88%
Fish & Seafood    93%
Airline Fare    132%
Physicians’ Services    178%
Dental Services    204%
Prescription Drugs & Medical Supplies    235%
College Tuition & Fees    335%
Tobacco & Smoking Products    373%

0%
50%
100%
150%
200%
250%
300%
350%
400%

Source: U.S. Bureau of Labor Statistics

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	17

U.S. Gasoline Consumption as a Percentage of Disposable Personal Income

1980 Peak = 6.2%

History: 1977 - 2003
Forecast: 2004

7%
6%
5%
4%
3%
2%
1%
0%

1997        2004 Forecast

Source: U.S. Department of Energy, Oil and Gas Journal, Polk, U.S. Bureau of Economic Analysis, General Motors

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	18

Summary on Interest Rate and Fuel Price Situations

A shift in monetary policy combined with higher energy prices will temper growth, however no reason to assume will derail the global expansion

Oil and gasoline markets have been hit by both supply and demand side disturbances

Although fuel prices have surged in the past few months, they remain low by historical standards, especially after fuel economy improvements are included

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	19

China: Industry Development

Growth is moderating after recent unsustainable surge

2003 vehicle sales 4.6 Million units, up 35% y-o-y
    — 2004 outlook 5.0 to 5.2 million units

Largest sales increases in 2003 were in Lower Medium and intermediate segments

Industry structure will change radically in the near-term

    — Domestic automakers include more than 120 small companies

    — Government is encouraging consolidation

    — GM is well positioned as industry consolidates

2004 GM Global Securities Analysts’ Conference	P. Ballew	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	20

GM’s Strategy

Focus remains on “getting the basics right”

    — Cost, Quality, Product and Brands

Must continue to take advantage of growth opportunities

    — Richer mix in U.S.

    — Emerging markets

Adjust to current and future challenges

    — Best in industry fuel economy

    — New-term focus on improving internal combustion engine (e.g., Displacement on Demand)

    — Push into new frontiers (e.g., Fuel Cells)

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	1

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal,” “project,” “priorities/targets” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	2

Global Business Update

John Devine
Vice Chairman & CFO

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	3

What Has Happened Since January?

Strong global market — U.S. performing about as expected

On-track to meet Q2 and CY net income targets

GMNA, GMAP on-track, GMLAAM above target, GME below target

GME cost reduction on-track, shortfall in revenue

GMAC set to beat target by wide margin

Other financial metrics, including cash flow and capital, are on-track

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	4

Agenda

Automotive Update by Region

GMAC

Interest Rates

$10 EPS

Report Card

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	5

Metric Status 2004 Key GMNA Metrics Market Share Net Income Material Cost Structural Cost Quality G G G G G

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	6

Cost Reduction Status — GMNA

Material cost reduction on target at 3.5%

Structural costs on target to decrease by $1.0 billion

    — Performance improvements and decreased pension expense more than offset health care and labor economic increases

Continued strong reduction in non-scheduled manufacturing overtime

Continued trend of 4-5% net attrition (hourly and salary)

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	7

Actual Hours Per Vehicle
GM
Toyota

Ford
Honda

DCX
Nissan

50
45
40
35
30
25

2003 vs. 2002
Harbour Study — GMNA Total Hours Per Unit
(Assembly, Powertrain, Stamping)
46.81    38.60    3.4%
46.52    37.42    7.8%
36.76    35.20    5.2%
31.90    32.09    7.1%
30.79    30.01    3.9%
30.25    28.09    4.4%

1998
1999
2000
2001
2002
2003

GM excludes medium duty. Honda, Nissan and Toyota data includes partial reporting of North American plants.

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	8

6 Year Average Hours Per Vehicle Improvement History

Assembly
4.7%    GM
(0.4)%    Ford
4.6%    DCX
0.4%    Toyota
1.1%    Honda
(0.4)%    Nissan

Stamping
5.0%    GM
0.0%    Ford
4.0%    DCX
(4.0)%    Toyota
(5.0)%    Honda
4.0%    Nissan

Engine
6.2%    GM
(4.5)%    Ford
4.2%    DCX
1.4%    Toyota
2.2%    Honda

Transmission
4.6%    GM
1.1%    Ford
3.0%    DCX

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	9

GM: 33% Reduction Problems Per Hundred 200 180 160 140 120 100 179 164 146 130 134 120 134 Toyota Toyota 101 1999 2000 2001 2002 2003 2004 J.D. Power Initial Quality

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	10

Metric Status 2004 Key GME Metrics Market Share Net Income Material Cost Structural Cost Quality G R G G G

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	11

Status — GM Europe

First quarter results not at acceptable level

Good material cost performance, flat structural costs

Expected growth in revenue has not been achieved

    — Price competition remains strong

    — Mix has been unfavorable

    — German Market challenges remain

Saab turnaround continues to make progress, but F/X remains a challenge

Expect to be in a net loss position in 2004 CY

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	12

New Astra

Most important new vehicle for GME (over 25% of volume)

Initial acceptance excellent

    — Positive press comments

“Brillant New Astra... Better to drive than a Focus, classier than a Golf”     — What Car? April 2004 (UK)

Very strong Astra demand

    — Approximately 10,000 new Astras sold in Q1 2004, projecting sales of over 315,000 by the end of the year

    — Over 147,000 orders received by end of May (116K sold orders)

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	13

3,500 3,000 2,500 2,000 1,500 1,000 500 0 28% Reduction in Capacity 2,950 Dec ’99 2,925 Dec ’01 2,655 Mar ’02 2,325 Jan ’03 2,125 Dec ’04 Manufacturing Performance Capacity Optimization

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	14

100% 50% 0% 1999 2000 2001 2002 61% Improvement 2003 2004 Target Improvement of Delivery Quality Warranty Claims after 12 Months of Ownership

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	15

Metric Status Market Share Net Income G G 2004 Key GMAP Metrics

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	16

GMAP Strategy

Focus on broad-based growth in key markets (China, India, Korea, ASEAN, Australia)

Continue to build up our capability in China — Production, Engineering/Design, People

Grow/Improve GM Daewoo product portfolio

Strong joint venture/alliance partners

Improve profitability in Thailand, India and Korea

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	17

GM China Strategy

Grow share

    — Leverage brands

    — Adding product in new segments

Increase capacity

Leverage local engineering with global capability

Leverage GMDAT

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	18

GM’s Rapid Expansion in China

New investment to exceed $3B over three years

GM and its joint ventures to introduce nearly 20 new and upgraded products over the next three years

    — Will also introduce a range of new engines and transmissions

Vehicle assembly capacity in China will double to 1.3M units by 2007

Local engineering and design capability to be upgraded

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	19

Units (000’s) 1,400 1,200 1,000 800 600 400 200 0 410 2003 2004 2005 2006 1,300 2007 Capacity on a 3 shift basis GM Capacity — China

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	20

Brand
Segment
Product Offerings

Cadillac
Buick

Chevrolet

Wuling

Saab
Opel

Luxury
Small/Medium
Upper Medium/Large
Mini
Small/Medium
Mini

Luxury
Medium

CTS, STS, SRX, XLR
Sail, Excelle
Regal, GL8
Spark
Aveo, Optra
Sunshine, Yangguang
City Breeze
9-3, 9-5
Vectra
GM Product Portfolio — China

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	21

Industry Volume (Millions)

5.0
4.0
3.0
2.0
1.0
0.0

China Industry          GM Share

1.7    0.4%
1.9    1.2%
2.2    1.5%
2.5    2.5%
3.4    4.6%
4.6    8.3%

GM Market Share

10%
8%
6%
4%
2%
0%

1998
1999
2000
2001
2002
2003
China Vehicle Sales

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	22

GM — Daewoo

Integral to GM overall product strategy

Tremendous growth opportunity

    — Currently sold in North America, South America, Europe and Asia

Strong capabilities in engineering

Low cost manufacturing

Improved profitability

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	23

Metric Status Market Share Net Income G G 2004 Key GMLAAM Metrics

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	24

GMLAAM

On-track to beat 2004 CY net income target of ($200M) — ($100M)

Experiencing continued challenging economic conditions in Brazil, but have been able to reduce year-over-year losses

GM growing volume, share and profitability in Colombia, Venezuela, Ecuador and Chile

GM Argentina financially stable and gaining volume/share amid strong industry recovery

100% acquisition of Delta Motors will improve LAAM revenue and profitability

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	25

Agenda

Automotive Update by Region

GMAC

Interest Rates

$10 EPS

Report Card

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	26

$ Millions 3,000 2500 2000 1500 1000 500 $1,325 1998 $1,527 1999 $1,602 2000 $1,786 2001 $1,870 2002 $2,753 2003 Expect to Beat Target by Wide Margin >$2.0B Target 2004 Outlook GMAC Net Income

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	27

Credit Loss Trends U.S. Off-Lease Residuals International Auto Finance Growth Insurance Loss Cost Trends Increase in Residential Mortgage Market Share G G G G G GMAC — Business Fundamentals

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	28

GMAC Outlook

Diversified portfolio of profitable businesses

Positioned well to handle interest rate increases

Business fundamentals remain favorable

Increase in fee-based income at auto finance operations

Expansion of insurance and mortgage operations internationally

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	29

Agenda

Automotive Update by Region

GMAC

Interest Rates

$10 EPS

Report Card

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	30

Interest Rates

Interest rate increase linked to strong recovery of U.S. economy

Consensus assumes interest rates will rise by 100 basis points or less, in both 2004 and 2005 CYs

    — Included in current 2004 EPS guidance of $7.00 EPS

Earnings impact includes:

    — Sales Allowances/Inventory    DOWN

    — Automotive Cash/Debt Portfolios    DOWN

    — GMAC    DOWN

    — Pension/OPEB    UP

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	31

Agenda

Automotive Update by Region

GMAC

Interest Rates

$10 EPS

Report Card

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	32

Challenges

Health care/pensions
Pricing
Strong competitive entries
GME turnaround

Opportunities

GM product portfolio
Growth in Asia-Pacific
Accelerated cost performance
Continued strong GMAC performance

$10 EPS by 2006 CY Remains the goal Requires 2.5% automotive margins

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	33

Agenda

Automotive Update by Region

GMAC

Interest Rates

$10 EPS

Report Card

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	34

2004 Priorities/Targets

Priorities

    — $6.00 – $6.50 EPS*        G      $7.00 EPS*

    — Operating cash flow of $5.0B         G

    — Grow share in all regions         G

Regional/Sector Income Targets

    — North America: $1,000 – $1,400M         G

    — Europe: $0 – $100M         R

    — LAAM: ($200M) – ($100M)         G

    — Asia-Pacific: $700 – $800M         G

    — GMAC: >$2,000M)         G

Other Metrics

    — Structural cost: >$500M reduction (Auto Ops.)         G

    — Capital spending of $7.0B         G

    — Material cost reduction: 3.5% GMNA & 3.0% GME         G

*EPS excluding any special items; at current dilution levels

2004 GM Global Securities Analysts’ Conference	J. Devine	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	35

Summary

Global industry sales remain strong

GM affirms Q2 guidance of $2.00 – $2.25 EPS and 2004 CY guidance of $7.00 EPS

    — Strength at GMAC offsets challenges at GME

    — Continued strong global cost performance

Impact of gas prices and interest rates appear manageable

Focus on $10 EPS by 2006 remains

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	1

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal,” “project,” “priorities/targets” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	2

World’s Best Powertrains

Tom Stephens
Group Vice President,
GM Powertrain

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	3

World’s Best Powertrains

Who we are

Why Powertrain

Competitive advantage

    — To the customer

    — To GM’s bottom line

Advanced technology and sustainability

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	4

World’s Best Powertrains

Who we are

Why Powertrain

Competitive advantage

    — To the customer

    — To GM’s bottom line

Advanced technology and sustainability

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	5

22 Engineering 34 Engine 10 Casting & Component 25 Transmission Who We Are...

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	6

Who We Are...

General Motors Powertrain

Global process leadership for:

    — 91 facilities

    — 14 countries

    — Over 72,000 people

    — 43,000 engines/day

    — 40,000 transmissions/day

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	7

World’s Best Powertrains

Who we are

Why Powertrain

Competitive advantage

    — To the customer

    — To GM’s bottom line

Advanced technology and sustainability

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	8

Why Powertrain...

Revenue

    — Option pricing

    — Key reason for vehicle purchase

Cost

    — 20% of total vehicle material cost

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	9

World’s Best Powertrains

Who we are

Why Powertrain

Competitive advantage

    — To the customer

    — To GM’s bottom line

Advanced technology and sustainability

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	10

Powertrain Offers a Competitive Advantage

To the customer

    — Broad portfolio

    — Quality

    — Fuel economy

    — Performance

To GM’s bottom line

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	11

1% Image 20-30% High-Feature 70-80% High-Value Advantage to the Customer... Broad Global Product Portfolio GM Powertrain Product Strategy

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to the Customer...
Broad Global Product Portfolio

Feature content and performance perceived as unchallenged by the competition

Customers will aspire to buy GM vehicles, regardless of affordability, because of these powertrains

1% Image

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to the Customer...
Broad Global Product Portfolio

Feature content will be equal to or better than any competition in segment

Functionality and quality will be at benchmark levels

Cost will be competitive

20-30% High-Feature

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to the Customer...
Broad Global Product Portfolio

Performance, fuel economy, NVH and packaging equal to or better than segment competitive norms

Quality will be at benchmark levels

Significant cost advantage

70-80% High-Value

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to the Customer...
Quality — J.D. Power IQS2 — Car Powertrains

Total PPH 35 30 25 20 15 10 5 0 1st Place Three Years in a Row GMPT Toyota Ford Chrysler Honda 1998 1999 2000 2001 2002 2003 2004 Model Year

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Total PPH

45
40
35
30
25
20
15
10
5
0

2nd Place and Reduced Gap to
Toyota by 58% in 2004

GMPT
Toyota
Ford
Chrysler

1998
1999
2000
2001
2002
2003
2004

Model Year
Advantage to the Customer...
Quality — J.D. Power IQS2 — Truck Powertrains

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to the Customer...
Fuel Economy Leadership

EPA reports:

    — GM trucks lead in 50 out of 75 models

    — GM cars lead in 40 out of 62 models

More segment-leading vehicles than any other manufacturer

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to the Customer...
Performance — Gasoline Engine Trends

HP/L 70 65 60 55 50 45 40 35 30 Specific Horsepower — Cars 1975 1980 1985 1990 1995 2000 2005 Model Year Source: 2004 EPA Trend Report for Cars

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to the Customer...
Performance

Establish future capability of ALL existing global engine families

Specific Power (HP/L)

130
120
110
100
90
80
70
60
50
40
30
20
V6 and V8s

Design “Envelope”

2V; OHV

LS6 V8

4V; OHC

4V; OHC, VVT/VVL

Auto Trans Guideline

2,500
3,500
4,500
5,500
6,500
7,500
8,500

Engine Speed @ Peak Power (rpm)

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	20

Powertrain Offers a Competitive Advantage

To the customer

To GM’s bottom line

    — Revenue optimization

    — Core competencies

    — Productivity

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to GM’s Bottom Line...
Revenue — Option Pricing

Customer Performance Attribute 6.0L High Output 6.0L Mid-Level 6.0L Base ~340,000 Units/yr 5.3L ~860,000 Units/yr 4.8L ~180,000 Units/yr Full Size Trucks & SUVs Cost

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to GM’s Bottom Line...
Core Competencies — Electronic Controls

Powertrain Electronic Control System

System architecture specified in-house

Changes the balance of power with suppliers

Turns the electronic control system hardware into a commodity

Enables catalytic converter noble metal thrifting

Starting to leverage globally

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to GM’s Bottom Line...
Productivity

North American Harbour Report 2004

5.2% improvement in engine productivity

    — Romulus — most productive V-8 plant in N. America

    — Overtook Honda for 2nd place

    — Closed gap to Toyota by 26%

    — Parity to Toyota at comparable mix and volume

6.5% improvement in transmission productivity

    — Toledo — most productive plant in N. America five consecutive years

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advantage to GM’s Bottom Line...
Partnership With Ford on 6-Speed FWD Transmission

Jointly designed, engineered and tested

$720M total investment

    — $350M GM, $370M Ford

Economies of scale

Excellent opportunity to provide a great product while cutting significant cost

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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World’s Best Powertrains

Who we are

Why Powertrain

Competitive advantage

    — To the customer

    — To GM’s bottom line

Advanced technology and sustainability

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	26

Advanced Technology and Sustainability...
GM Technology Strategy

Reduced Vehicle Emissions

Increased Vehicle Fuel Economy

Today

Incremental Internal Combustion Engine and Transmission Improvements
Near-Term

Hybrid Electric Vehicles
Mid-Term

Hydrogen Fuel Cell
Hydrogen Infrastructure
Long-Term

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	27

Advanced Technology and Sustainability...
Gasoline Engine Technology

Higher levels of fuel economy, power and torque

Required power density of 60 hp/liter-naturally aspirated and 100 hp/liter turbocharged

Spark ignition direct-injection (SIDI) gasoline engines

Cam phasers and variable induction tuning

OHV

    — DOD for V-6/V-8 engines

    — Three valves per cylinder

DOHC 4V

    — Two-step valvetrain

    — Port deactivation

Turbo/supercharging

By 2006, GM will have manufactured more than 1 million engines featuring port deactivation

By 2007, GM will equip more than 2.5 million engines a year with variable valve timing

By 2008, GM will equip up to 2 million vehicles annually with Displacement on Demand

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advanced Technology and Sustainability...
Gasoline Engine Technology

Emission reductions

Advanced control system algorithms

Improved combustion

Close couple catalytic converters

Exhaust manifold integrated in the cylinder head

Active intake manifold on OHV engines

Turbocharger integrated in the exhaust manifold

E85 alternative fuel

Since 1960, GM has reduced NOx, CO and HC emissions by more than 96%

Driving a Hummer H2 for 3,000 miles emits less NOx, HC than operating a snowmobile for 1 hour

GM produces more than one-third of all E85 flexible fuel vehicles on the road in the U.S.

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	29

Advanced Technology and Sustainability...
Diesel Engine Technology

Increased power and torque with reduced emissions and NVH

Power density > 80 hp/liter

    — Increased maximum cylinder pressure (P-max)

    — Reduced compression ratio

    — Common rail fuel system improvements

         High pressure

         Pilot/post injection

Advanced turbocharging systems

GM produces 1.9M diesels annually on 25 models globally

GM heavy duty diesel pickup market share increased from 2% to 29% with Duramax in 30 months

Starting in 2006, GM Daewoo will increase 1.5/2.0L diesel capacity by 250,000 units/year

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advanced Technology and Sustainability...
Diesel Engine Technology

Emission reductions — especially particulates and NOx

Euro IV and beyond

    — Low temperature combustion for NOx reduction

    — Diesel particulate filter

    — NOx aftertreatment (traps/catalyst)

First OEM to meet Euro IV emissions requirements with 2003 Opel Astra 1.7L Circle L

The 2004 Duramax diesel emits 40% less NOx and 10% less particulate emissions

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	31

Advanced Technology and Sustainability...
Transmission Technology

Planetary stepped gear automatics for improved performance and fuel economy

6-speed families (FWD and RWD)

Stepped gear manual transmissions for improved fuel economy

Manual transmission automated (MTA)

Dual clutch transmission (DCT)

GM will produce nearly 1 Million 6-speed transmissions annually by 2008

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	32

Advanced Technology and Sustainability...
GM Technology Strategy

Reduced Vehicle Emissions

Increased Vehicle Fuel Economy

Today

Incremental Internal Combustion Engine and Transmission Improvements
Near-Term

Hybrid Electric Vehicles
Mid-Term

Hydrogen Infrastructure
Long-Term

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

Broadest portfolio of hybrid systems in the industry

©2004 General Motors Corporation. All Rights. Reserved	33

Advanced Technology and Sustainability...
GM Hybrid Portfolio Evolution

2003      GM Allison Hybrid Bus System

2003/2004      FAS Hybrid Full-Size Truck

2006      BAS/Hybrid VUE

2007      BAS/Hybrid Malibu

2007      AHS II Full-Size SUV

2008      AHS II Full-Size Truck

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	34

Advanced Technology and Sustainability...
GM Allison EP 40/50 Hybird System

GM Hybird Bus Features

Two 100kW Motors

588-volt NiMH batteries

Benefits

Up to 60% fuel economy

Reduces emissions by more than 90%

Operation sound levels equal to cars

50% faster acceleration

Extended brake, engine oil and transmission oil life

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

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Advanced Technology and Sustainability...
Flywheel Alternator Starter

PHT Features

14 kW motor

42- and 12-volt lead-acid batteries

Benefits

10-12% fuel economy improvement

Highest city fuel economy of any 2004 full-size truck

Uncompromised hauling/towing capability

First production hybrid build in North America

First 120-volt AC outlets in cab and pickup bed

Assembled on main line at Ft. Wayne Assembly

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	36

Advanced Technology and Sustainability...
Belt Alternator Starter

BAS Features

7kW motor replaces alternator

42- and 12-volt batteries

Benefits

12-15% fuel economy improvement

Lowest-cost hybrid solution

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	37

Advanced Technology and Sustainability...
Advnaced Hybrid System (AHS) II

AHS II Features

Based on GM hybrid system for buses

Two 30kW motors

300-volt battery

Benefits

25-35% fuel economy improvement

Uncompromised performance and trailering/towing capability

Scalable architecture

Future industry standard in hybrid architectures

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	38

Advanced Technology and Sustainability...
GM Technology Strategy

Reduced Vehicle Emissions

Increased Vehicle Fuel Economy

Today

Incremental Internal Combustion Engine and Transmission Improvements
Near-Term

Hybrid Electric Vehicles
Mid-Term

Hydrogen Fuel Cell

Hydrogen Infrastructure
Long-Term

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	39

Advanced Technology and Sustainability...
Fuel Cells — Reality, Not Hype

Best chance to be competitive in high volume with today’s internal combustion engine

Substantial reductions in vehicle exhaust and greenhouse gas emissions

Energy security

Geopolitical stability

Sustainable economic growth

Goal is to be the first company to profitably sell 1 million fuel cell vehicles

2004 GM Global Securities Analysts’ Conference	T. Stephens	06/14/04

©2004 General Motors Corporation. All Rights. Reserved	40

World’s Best Powertrains

Powertrain provides GM a competitive advantage globally

Advantage is sustainable through our:

    — In-house powertrain core competencies

    — Product strategy

    — Advanced technology strategy